Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  December 29, 2017

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid December 29, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0138	12%	$0.1458	42%
Net Realized ST Cap Gains	$0.0000	0%	$0.0255	7%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1029	88%	$0.1788	51%
TOTAL (per common share):	$0.1167	100%	$0.3501	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through November 30, 2017(2)	-1.58%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2017	9.57%
Cumulative total return at NAV for the fiscal year, through November 30, 2017(3)	-4.31%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2017(1)	2.39%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$118,898,918, of which $119,910,547 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1) The Fund’s current fiscal year began on October 1, 2017.

(2) Inception date was June 26, 2015, which is the date of the initial public offering.

(3) Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through November 30, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02QF8C    002CSN8A56

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  January 31, 2018

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized longterm capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0667	57%	$0.2125	46%
Net Realized ST Cap Gains	$0.0000	0%	$0.0255	5%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0500	43%	$0.2288	49%
TOTAL (per common share):	$0.1167	100%	$0.4668	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through December 31, 2017(2)	-1.08%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2017	9.55%
Cumulative total return at NAV for the fiscal year, through December 31, 2017(3)	-3.23%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2017(1)	3.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$86,592,801, of which $88,258,424 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1) The Fund’s current fiscal year began on October 1, 2017.

(2) Inception date was June 26, 2015, which is the date of the initial public offering.

(3) Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through December 31, 2017.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02R7AA    002CSN8B54

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  February 28, 2018

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2125	36%
Net Realized ST Cap Gains	$0.0000	0%	$0.0255	5%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.3455	59%
TOTAL (per common share):	$0.1167	100%	$0.5835	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through January 31, 2018(2)	0.77%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2018	9.18%
Cumulative total return at NAV for the fiscal year, through January 31, 2018(3)	1.44%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2018(1)	3.83%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$125,542,730, of which $121,683,945 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1) The Fund’s current fiscal year began on October 1, 2017.

(2) Inception date was June 26, 2015, which is the date of the initial public offering.

(3) Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through January 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02RZMA    002CSN8D27

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  March 29, 2018

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid March 29, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized longterm capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2125	30%
Net Realized ST Cap Gains	$0.0393	34%	$0.0648	9%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0774	66%	$0.4229	61%
TOTAL (per common share):	$0.1167	100%	$0.7002	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through February 28, 2018(2)	-1.74%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2018	9.90%
Cumulative total return at NAV for the fiscal year, through February 28, 2018(3)	-5.11%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2018(1)	4.95%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$137,617,421, of which $129,653,925 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1) The Fund’s current fiscal year began on October 1, 2017.

(2) Inception date was June 26, 2015, which is the date of the initial public offering.

(3) Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through February 28, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02TAKA    002CSN8EE4

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  April 30, 2018

Distribution Amount Per Common Share:  $0.1167

The following table sets forth the estimated amounts of the current distribution, paid April 30, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized longterm capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2125	26%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	8%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.5396	66%
TOTAL (per common share):	$0.1167	100%	$0.8169	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through March 31, 2018(2)	-1.74%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2018	10.01%
Cumulative total return at NAV for the fiscal year, through March 31, 2018(3)	-5.26%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2018(1)	5.84%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$133,632,996, of which $123,795,156 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1) The Fund’s current fiscal year began on October 1, 2017.

(2) Inception date was June 26, 2015, which is the date of the initial public offering.

(3) Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through March 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02UFVC    002CSN90CC

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   May 31, 2018

Distribution Amount Per Common Share:    $0.1167

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long- term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0486	42%	$0.2611	28%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	7%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0681	58%	$0.6077	65%
TOTAL (per common share):	$0.1167	100%	$0.9336	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2018(2)	-1.58%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2018	10.07%
Cumulative total return at NAV for the fiscal year, through April 30, 2018(3)	-4.95%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2018(1)	6.71%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$119,447,041, of which $114,187,883 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through April 30, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02V1QA                        002CSN922D